                                     OAKLEY, INC.

                                   FOURTH AMENDMENT
                       TO AMENDED AND RESTATED CREDIT AGREEMENT


          This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 29, 1997 and entered into by and among OAKLEY, INC., a Washington corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as agent for Lenders (in such capacity, "AGENT") and, for purposes of Section 5, the Consenting Parties (as defined therein), and is made with reference to that certain Amended and Restated Credit Agreement dated as of August 15, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 22, 1995, by and among Company, Lenders and Agent, the Second Amendment to Amended and Restated Credit Agreement, dated as of October 10, 1996, by and among Company, Lenders and Agent, and the Third Amendment to Amended and Restated Credit Agreement, dated as of November 25, 1996 (as amended, the "CREDIT AGREEMENT"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS


          A. Company and Lenders desire to amend the Credit Agreement to increase the Revolving Loan Commitment to $30,000,000.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  MODIFICATIONS TO THE CREDIT AGREEMENT

1.1  AMENDMENT TO SUBSECTION 2.1A:  COMMITMENTS.

          Subsection 2.1A of the Credit Agreement is hereby amended by deleting the reference to "$18,000,000" contained therein and substituting "$30,000,000" therefor.

1.2  AMENDMENT TO SUBSECTION 7.6:  FINANCIAL COVENANTS

          Subsections 7.6A, 7.6B and 7.6C of the Credit Agreement are hereby amended and restated as follows:

               "A.  MINIMUM CASH FLOW COVERAGE RATIO.

          Company shall not permit the ratio of (i) an amount equal to EBITDA minus the sum of (a) taxes paid or to be paid in cash, (b) Capital Expenditures paid in cash or other consideration and Stock
          Payments (determined as of the last day of any fiscal quarter of Company for the four consecutive fiscal quarters then ended in each case with respect to the Company and its Subsidiaries on a consolidated basis in conformity with
          GAAP) to (ii) the sum of Interest Expense (determined as of the last day of such fiscal quarter for such four fiscal quarter period then ended) plus the current portion of Funded Debt (determined as of the last day of such fiscal quarter) to be less than 2.0 to 1.00. For purposes hereof, "Stock Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend or distribution payable solely in shares of capital stock that is not subject to mandatory redemption or payment or (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company, or of any warrants, options or other rights to acquire any such shares of stock, now or hereafter outstanding.

               B. MINIMUM LIQUIDITY. Company shall not permit the sum of its Cash and Cash Equivalents plus the amount (if any) by which the Commitments exceed the Total Utilization of Revolving Loan Commitments as of the last day of any fiscal quarter of Company on and after June 30, 1997 to be less than $4,000,000.

               C. MAXIMUM LEVERAGE. Company shall not permit the ratio of (i) an amount equal to total Indebtedness and other liabilities that would be reflected on the Company's balance sheet in accordance with GAAP minus Subordinated Debt (determined as of the last day of any fiscal quarter of Company with respect to Company and its Subsidiaries on a consolidated basis in conformity with GAAP) to (ii) an amount equal to Tangible Net Worth plus Subordinated Debt (determined as of the last day of any fiscal quarter of Company with respect to Company and its Subsidiaries on a consolidated basis in conformity with GAAP) to be more than .75 to 1.00."

1.3  WAIVER OF SECTION 2.5A.

          Section 2.5A of the Credit Agreement is hereby waived to the extent necessary to permit Company during the 1996 and 1997 Fiscal Years to repurchase Company Common Stock from shareholders of Company using proceeds of Revolving Loans.

1.4  MODIFICATION OF SCHEDULE

          SCHEDULE 2.1:  LENDERS' COMMITMENTS AND PRO RATA SHARES.  SCHEDULE
2.1 to the Credit Agreement is hereby amended by deleting said SCHEDULE 2.1 in its entirety and substituting in its place thereof a new SCHEDULE 2.1 in the form of ANNEX A to this Amendment.

          SECTION 2.     REPLACEMENT REVOLVING NOTES

          Company agrees to execute and deliver to each Lender a new Revolving Note (collectively, the "REPLACEMENT REVOLVING NOTES") in the amount of such Lender's Revolving Loan Commitment in the form of EXHIBIT A attached hereto. Each Lender hereby agrees that as promptly as practicable after the Fourth Amendment Effective Date (as defined hereinafter) such Lender shall return to Company for cancellation any Notes in such Lender's possession evidencing Revolving Loans outstanding prior to the effectiveness of this Amendment.

          SECTION 3.     CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

          A. Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

          1. Copies of this Amendment executed by Company and each Consenting Party;

          2. Signature and incumbency certificates of Company's and each Guarantor's officers executing this Amendment and, in the case of Company, the Replacement Revolving Notes;

          3. Resolutions of Company's and each Guarantor's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and, in the case of Company, approving and authorizing the execution, delivery and payment of the Replacement Revolving Notes; and

          4. Replacement Revolving Notes executed by the Company, substantially in the form of EXHIBIT A to this Amendment, with appropriate insertions for each Lender as provided for in this Amendment.

          B. On or before the Fourth Amendment Effective Date, Agent, on behalf of Lenders, shall have received a counterpart of this Amendment executed by a duly authorized officer of each Lender.

          C. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Company and the Guarantors, and Preston, Gates, & Ellis, special Washington counsel for Company and Guarantors incorporated in Washington, in each case in form and substance reasonably satisfactory to Agent and its counsel, dated as of the date hereof.

          SECTION 4.     COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender, as of the date hereof and as of the Fourth Amendment Effective Date, that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and the Replacement Revolving Notes, and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the Replacement Revolving Notes.

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Consenting Party. The issuance, delivery and payment of the Replacement Revolving Notes have been duly authorized by all necessary corporate action on the part of the Company.

          C. NO CONFLICT. The execution and delivery by Company and each Consenting Party of this Amendment and, in the case of Company, the Replacement Revolving Notes, and the performance by Company and each Consenting Party of the Loan Documents and, in the case of Company, the Replacement Revolving Notes do not and will not (i) violate the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries,
(ii) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, which violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in a manner that could reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (v) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Company and each Consenting Party of this Amendment and, in the case of Company, the Replacement Revolving Notes, and the performance by Company and each Consenting Party of the Loan Documents and, in the case of Company, the Replacement Revolving Notes, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. Each Loan Document and, in the case of Company, the Replacement Revolving Notes have been duly executed and delivered by Company and each Consenting Party, as applicable, and are the legally valid and binding obligations of Company and each Consenting Party thereto, enforceable against each such Person in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. All Subsidiaries of Company required to guaranty the Obligations have guarantied the Obligations. All Persons required to enter into the Subordination Agreement have entered into the Subordination Agreement.

          G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          SECTION 5.     ACKNOWLEDGEMENT AND CONSENT

          Repeat Incorporated, an Arizona corporation ("REPEAT"), and Barter Optical, Inc., a Washington corporation ("BARTER"), are parties to the Guaranty, pursuant to which Repeat and Barter have guarantied the Obligations of Company under the Credit Agreement. Repeat, Barter, James H. Jannard ("JANNARD") and Mike D. Parnell ("PARNELL" and together with Repeat, Barter and Jannard, the "CONSENTING PARTIES") are parties to the Subordination Agreement pursuant to which the Consenting Parties have subordinated the Subordinated Debt (as defined in the Subordination Agreement) to all Senior Debt (as defined in the Subordination Agreement), including the Obligations.

          Each Consenting Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment, including the increase in the Commitments pursuant hereto. Repeat and Barter hereby confirm that the Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" (as such term is defined in the Guaranty), including without limitation the payment and performance of all such Guarantied Obligations, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and all Notes. Each Consenting Party hereby confirms that the Subordination Agreement will continue to subordinate to the fullest extent possible all Subordinated Debt to all Senior Debt, including all Obligations now or hereafter existing under or in respect of the

Amended Agreement and all Notes and other Loan Documents.

          Each Consenting Party acknowledges and agrees that the Guaranty and the Subordination Agreement to which such Person is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Consenting Party represents and warrants that all representations and warranties contained in the Guaranty and the Subordination Agreement to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Consenting Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Consenting Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Consenting Party to any future amendments to the Credit Agreement.

          SECTION 6.     MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              OAKLEY, INC., as the Borrower


                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------

                             WELLS FARGO BANK, NATIONAL
                             ASSOCIATION, Individually and as Agent


                             By:
                                 --------------------------------
                             Title:
                                    -----------------------------

                             UNION BANK OF CALIFORNIA, N.A.,
                             (formerly named Union Bank) as a Lender


                             By:
                                 --------------------------------
                             Title:
                                    -----------------------------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Lender


                             By:
                                 --------------------------------
                             Title:
                                    -----------------------------

ACKNOWLEDGMENT AND CONSENT
--------------------------

BARTER OPTICAL, INC., as a Consenting Party


By:
   ----------------------------
Title:
      -------------------------

REPEAT INCORPORATED, as a Consenting Party


By:
   ----------------------------
Title:
      -------------------------

JAMES H. JANNARD, as a Consenting Party


-----------------------------------


MIKE D. PARNELL, as a Consenting Party


-----------------------------------

                                       ANNEX A

                                     SCHEDULE 2.1

                       LENDERS' COMMITMENTS AND PRO RATA SHARES

                                           Revolving Loan      Pro Rata
Lender                                      Commitment          Share
------                                    ----------------    ---------

Wells Fargo Bank, N.A.                     $10,500,000         35.00%

Union Bank of                              $ 9,750,000         32.50%
California, N.A.

Bank of America                            $ 9,750,000         32.50%
N.T. & S.A.
                                          -------------        ------
TOTAL                                      $30,000,000           100%

                                      EXHIBIT A

                         [FORM OF REPLACEMENT REVOLVING NOTE]


                                     OAKLEY, INC.

                                   PROMISSORY NOTE

$[1]                                                     Los Angeles, California
                                                                January __, 1997

          FOR VALUE RECEIVED, Oakley, Inc., a Washington corporation ("COMPANY"), promises to pay to the order of [2] ("PAYEE") on or before the Revolving Loan Commitment Termination Date, as defined in the Credit Agreement referred to below, the lesser of (x) [3] ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

          Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates, from the dates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of August 15, 1995 by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Agent (said Amended and Restated Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $30,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Agent

--------------------
[1] Insert amount of Lender's Revolving Loan Commitment in numbers.

[2] Insert Lender's name in capital letters.

[3] Insert amount of Lender's Revolving Loan Commitment in words.

                                 Exh. A-1
shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.4A(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4A(i) of the Credit Agreement.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                 Exh. A-2

          IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                   OAKLEY, INC.


                                   By:
                                       --------------------------
                                   Title:
                                          -----------------------

                                 Exh. A-3

                                     TRANSACTIONS
                                          ON
                                    REVOLVING NOTE


                                                          Outstanding
               Type of     Amount of      Amount of        Principal
              Loan Made    Loan Made   Principal Paid       Balance       Notation
  Date        This Date    This Date     This Date         This Date       Made By
  ----        ---------    ---------   ---------------    ------------    ---------



                                 Exh. A-4